Exhibit 99.1

Gyrodyne: Corporate Transformation and Upcoming Distributions to Shareholders

Presentation to Shareholders of

Gyrodyne Company of America, Inc.,

December 27, 2013

SIGNIFICANT DATES

November 2005	New York State Seized 245.5 Acres Under Eminent Domain
December 9, 2005	Company presents strategic plan to position Company for one or more liquidity events in reasonable period of time that would give shareholders maximum cash or marketable securities in tax efficient manner. Plan calls for REIT conversion, redeployment of assets in tax efficient manner, maximizing value of remaining 68 acres of Flowerfield and rigorous pursuit of condemnation case for just compensation.
March 27, 2006	New York State Paid $26.315 Million for the Seized Property ($107,189 Per Acre – Accepted as an Advanced Payment)
May 1, 2006	Company’s Conversion to a REIT
April 9, 2007	Paid a Dividend of $5.16 Million ($4/Share)
June 27, 2007	Port Jefferson Property Purchased for $8,850,000
June 2, 2008	Cortlandt Manor Purchased for $7,000,000 (Additional Parcels Later Purchased for $1,025,000)
March 31, 2009	Fairfax Medical Purchased for $12,891,000. Purchase qualified for IRC Section 1033 deferral treatment and completed reinvestment of $26.3 million advance payment.
July 3, 2012	$98,685,000 Additional Damages, $67,341,716 Interest and $1,474,941 Costs received from New York State ("2012 Proceeds")
August 2012	Corporate strategic review commenced. Skadden, Arps, Slate, Meagher & Flom LLP and Rothschild, Inc. retained
December 14, 2012	Special Dividend of $56,786,652 ($38.30/Share) paid
March 20, 2013	Private Letter Ruling Requested

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August 28, 2013	IRS Issues Private Letter Ruling. The PLR concludes that the Company's receipt of the 2012 Proceeds occurred outside of the applicable recognition period for 2012, and therefore permits the Company to distribute by means of a dividend (such as the First Special Dividend) the gains realized from the receipt of the 2012 Proceeds, subject to a 4% excise tax but without incurring corporate level tax (for which Company previously recorded $61,649,000 deferred income tax expense).
September 12, 2013	Board Adopted Plan of Liquidation. The tax liquidation must be completed within two year period from adoption of the Plan. Gyrodyne intends to accomplish the tax liquidation by the Merger (described below) which is intended to occur in early 2014.
September 13, 2013	First Special Dividend Declared: aggregate of $98,685,000 to be paid December 30, consisting of $68,000,000 ($45.86 per share) to be paid in cash and $30,685,000 in interests in Gyrodyne Special Distribution, LLC. This dividend will satisfy 2012 REIT income distribution requirement.
October 21, 2013	Filed Preliminary Proxy with SEC for Plan of Merger of Gyrodyne into a limited liability company
November 1, 2013	First Special Dividend Record Date
November 19, 2013	SEC comments on October 21st proxy filing. Based on timing, management determines to postpone vote on merger until 2014.
November 27, 2013	Proxy for annual meeting disseminated.
December 20, 2013	Press Release Announcing Final Details of First Special Dividend and Declaration of Second Special Dividend, consisting of $16,150,000 in Dividend Notes ($10.89 per share). The Second Special Dividend will satisfy 2013 REIT income distribution requirement
December 30, 2013	First Special Dividend Payment Date
December 31, 2013	Second Special Dividend Record Date
January 31, 2014	Second Special Dividend Payment Date

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FINANCIAL RESULTS (in thousands, except net income per share)

	2013 (9)	2012	2011	2010

Revenues	$3,790	$4,989	$5,520	$5,551
Condemnation Income (Costs)	—	$167,371	($333)	($109)

Federal Tax Provision (Benefit)	($58,182)	$61,649	—	$109

Net Income	$47,380 (1)	$99,048	($1,125)	($1,081)
Per Share Income	$31.96	$66.80	($0.84)	($0.84)

Funds from Operations (FFO)	($7,932)	($5,713)	($179)	($234)
ADS. Funds from Operations (AFFO)	$286	($49)	$183	($125)

(1) After Strategic Alternative Expenses	$2,803	$1,013
Impairment Charges	$2,100	—
Incentive Compensation	$5,097	$4,250

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Current Structure

Shareholders
GYRODYNE COMPANY OF AMERICA, INC.
("Gyrodyne")
Gyrodyne, LLC
GSD LLC
Gyrodyne Coaxial Helicopter Company, Inc.
Flowerfield Reality, Inc.
Port Jefferson
Cortlandt Manor
Flowerfield Properties, Inc. (TRS)
Virginia Healthcare Center, LLC
Flowerfield Mortgage, Inc.
Flowerfield
9.32%
Cortlandt Manor 2
5.1 Acre Residential Lots
Callery – Judge Grove, L.P.
Fairfax

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“Dropdown”

- In preparation for First Special Dividend, Gyrodyne is conveying all interests in its four properties (Flowerfield, Port Jefferson, Cortlandt and Fairfax) to Gyrodyne Special Distribution, LLC, a newly formed limited liability company. Such transfer is subject to existing mortgages payable to FMI, a subsidiary of Gyrodyne, in the modified amount of $14,000,000.

Shareholders
GYRODYNE COMPANY OF AMERICA, INC.
Gyrodyne, LLC
GSD LLC
Gyrodyne Coaxial Helicopter Company, Inc.
Flowerfield Reality, Inc.
Flowerfield Properties, Inc. (TRS)
Flowerfield Mortgage, Inc. (“FMI”)
Callery – Judge Grove, L.P.
Flowerfield
5.1 Acre Residential Lots
Port Jefferson
Cortlandt Manor
Cortlandt Manor 2
VH LLC
Fairfax

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Payment of First Special Dividend (December 30)

- On December 30, Gyrodyne will distribute $68 million cash and 100% of the GSD LLC interests to Gyrodyne shareholders. This First Special Dividend will satisfy required distribution of Gyrodyne's 2012 REIT income.
- Gyrodyne Inc. will continue as non-participating managing member of GSD, and will manage all functions of GSD. Gyrodyne will provide a working capital facility to GSD.
- GSD LLC interests will be non-transferable book entry accounts.
- The "dropdown" and payment of the First Special Dividend will result in REIT income for Gyrodyne for 2013.

Shareholders
Cash
100% of LLC interests
GYRODYNE COMPANY OF AMERICA, INC.
Managing Member
Gyrodyne, LLC
GSD LLC
Gyrodyne Coaxial Helicopter Company, Inc.
Flowerfield Reality, Inc.
Flowerfield Properties, Inc. (TRS)
Flowerfield Mortgage, Inc. ("FMI")
Callery – Judge Grove, L.P.
Flowerfield
5.1 Acre Residential Lots
VH LLC
Fairfax
Port Jefferson
Cortlandt Manor
Cortlandt Manor 2

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Declaration and Payment of Second Special Dividend

- On December 20, 2013, Gyrodyne declared dividend of $16,150,000 in Dividend Notes (non-transferable, book entry accounts). Holders of record as of December 31, 2013 will be paid the dividend on January 31, 2014.
- Dividend Notes will be non-transferable book entry accounts.
- This Second Special Dividend will satisfy required distribution of Gyrodyne's 2013 REIT income.

Dividend Notes
Former Shareholders of Gyro will continue as holders of Gyro Inc. stock, dividend notes and GSD LLC interests
GYRODYNE COMPANY OF AMERICA, INC.
Managing Member
Gyrodyne, LLC
GSD LLC
Gyrodyne Coaxial Helicopter Company, Inc.
Flowerfield Reality, Inc.
Flowerfield Properties, Inc. (TRS)
Flowerfield Mortgage, Inc. ("FMI")
Callery – Judge Grove, L.P.
Flowerfield
5.1 Acre Residential Lots
VH LLC
Fairfax
Port Jefferson
Cortlandt Manor
Cortlandt Manor 2

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Illustrative Financial Effects
(unaudited)

			Pro Forma**
	Gyro Inc. Current	First Special Dividend	Gyro Inc.	GSD
Assets
Cash and marketable securities	$85,000,000	$(68,000,000)	$17,000,000	$0
Real Estate (net)	32,700,000		0	32,700,000
Mortgage Receivable	0		14,000,000	0
Other	800,000		600,000	200,000
Total	118,500,000		31,600,000	32,900,000

Liabilities
Mortgage Payable	0		0	14,000,000
Other	7,500,000		7,000,000	500,000

Equity	111,000,000	(68,000,000) cash	24,600,000	18,400,000
		(30,685,000)*
Total Liabilities and Equity	118,500,000		31,600,000	32,900,000

*	Value of distributed property as determined by Board of Directors, net of $14,000,000 of mortgages payable to subsidiary of Gyrodyne.
**	Estimate for purposes of illustrating effects of first special dividend and new structure. This presentation should not be construed as an actual forecasted preliminary balance sheet.
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Illustrative Financial Effects
(unaudited)

	Gyro Inc. (after First Special Dividend)	Second Special Dividend	Pro Forma Gyro Inc.*
Assets	$31,600,000		$31,600,000

Liabilities
Other	7,000,000		7,000,000
Dividend Notes	0	$16,150,000	16,150,000

Equity	24,600,000	(16,150,000)	8,450,000
	31,600,000		31,600,000

*	Estimate for purposes of illustrating effects of second special dividend and new structure. This presentation should not be construed as an actual forecasted preliminary balance sheet.
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Hypothetical Holdings
of a Gyrodyne
Shareholder
after First Special Dividend and Second Special Dividend

Cash: $45.86
Interest in GSD LLC: $20.70 per share*
Gyrodyne intends to report the distribution of the $45.86 cash dividend, the GSD LLC interests, and the Dividend Notes as a return of capital to shareholders up to each shareholders basis in its shares, and any excess as capital gains.***
Current
One Gyrodyne Share Trading Price December 26, 2013: $73.06
Dividend Notes: $10.89 per share*
Stock in Gyrodyne Inc: One share, book value $5.70 per share

* Assumed values. Such securities are not transferable, and the holder will not be able to readily realize value.

** Market value will be determined by a variety of factors and cannot be predicted.

*** For purposes of tax reporting, Gyrodyne assumes that the plan of liquidation will be effective within two years from the date of its adoption, September 12, 2013.

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Merger (early 2014)

- Prior to Merger, Gyrodyne cash flow will be dependent on payments (including upon any sale of property) on mortgages by GSD LLC.
- Upon completion of SEC review of proxy/registration statement and shareholder authorization at special meeting (2/3 vote of outstanding Gyrodyne shares required), Gyrodyne and GSD LLC will merge into Gyrodyne LLC.
- In the Merger, shareholders of Gyrodyne Inc., holders of Dividend Notes and holders of GSD LLC Interests will receive Gyrodyne LLC interests pursuant to allocation set forth by Gyrodyne Board of Directors. The allocation is included in the terms of the Dividend Notes and the managing member of GSD LLC has approved the allocation, so no further vote or approval of the holders of Dividend Notes or by GSD LLC is required.
- The Merger will constitute completion of the tax liquidation of Gyrodyne approved on September 12, 2013.
- Upon Merger, mortgages payable from GSD to a subsidiary of Gyrodyne will be eliminated in financial consolidation.

Shareholders
Holders of Dividend Interests
Holders of LLC Interests
GYRODYNE COMPANY OF AMERICA, INC.
Managing Member
Gyrodyne, LLC
GSD LLC
Gyrodyne Coaxial Helicopter Company, Inc.
Flowerfield Reality, Inc.
Flowerfield Properties, Inc. (TRS)
Flowerfield Mortgage, Inc. ("FMI")
Callery – Judge Grove, L.P.
Flowerfield
5.1 Acre Residential Lots
VH LLC
Fairfax
Port Jefferson
Cortlandt Manor
Cortlandt Manor 2

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Post-Merger Structure

Holders of Gyrodyne Inc. Stock
Former Dividend Note holders
Former GSD LLC holders
15.2%
29.2%
55.6%
Holders of LLC Interests
GYRODYNE, LLC
Gyrodyne Coaxial Helicopter Company, Inc.
Flowerfield Reality, Inc.
Port Jefferson
Cortlandt Manor
Flowerfield
Flowerfield Properties, Inc. (TRS)
9.99%
Callery – Judge Grove, L.P.
Virginia Healthcare Center, LLC
Fairfax
Flowerfield Mortgage, Inc.
Cortlandt Manor 2
5.1 Acre Residential Lots

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Post Merger Impact
on Gyrodyne Shares

Dividend Cash (retained)
$45.86
The Merger
GSD LLC Interests ($20.70 per share valuation established by board)*
3.66 shares
Dividend Note ($10.89 face value per share)*
1.92 shares
Gyrodyne Inc. “Stub” Stock ($5.70 book value estimated as of January 31, 2014)*
1 share
Interest in Gyrodyne LLC 6.58 shares (estimated book value of Gyrodyne LLC is approximately $58 million, with approximately 9.7 million shares outstanding, or approximately $6 per share)*
Future Realizations: Distributions to holders of Gyrodyne LLC as properties sold

* Market value will be determined by a variety of factors and cannot be predicted.

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Forward-Looking Statement Safe Harbor

The statements made in this presentation that are not historical facts constitute “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives. Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, risks and uncertainties relating to the process of exploring strategic alternatives, risks associated with Gyrodyne’s ability to implement the tax liquidation, plan of liquidation or the plan of merger, the risk that the proceeds from the sale of Gyrodyne’s assets may be substantially below Gyrodyne’s estimates, the risk that the proceeds from the sale of our assets may not be sufficient to satisfy Gyrodyne’s obligations to its current and future creditors, the risk of shareholder litigation against the tax litigation, the plan of liquidation or the plan of merger and other unforeseeable expenses related to the proposed liquidation, the tax treatment of condemnation proceeds, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, Palm Beach County in Florida and Fairfax County in Virginia, risks and uncertainties relating to developing Gyrodyne's undeveloped property in St. James, New York and other risks detailed from time to time in Gyrodyne's SEC reports.

Important Information for Investors and Shareholders

This communication does not constitute a solicitation of any vote or approval. The implementing transaction related to the plan of merger will be submitted to Gyrodyne's shareholders for their consideration. In connection with the proposed transaction, Gyrodyne will file a proxy statement with the SEC. GYRODYNE SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND RELATED DOCUMENTS CAREFULLY (WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other documents containing other important information about Gyrodyne filed or furnished to the SEC (when they become available) may be read and copied at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website, www.sec.gov, from which any electronic filings made by Gyrodyne may be obtained without charge. In addition, investors and shareholders may obtain copies of the documents filed with or furnished to the SEC upon oral or written request without charge. Requests may be made in writing by regular mail by contacting Gyrodyne at the following address: One Flowerfield, Suite 24, St. James, NY 11780, Attention: Investor Relations. The proxy statement also will be available on the Company's web site located at www.gyrodyne.com.

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Gyrodyne and its directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Gyrodyne's directors and executive officers and their ownership of Gyrodyne common stock is available in Gyrodyne's proxy statement for its 2013 meeting of stockholders, as filed with the SEC on Schedule 14A on November 27, 2013. Other information regarding the interests of such individuals as well as information regarding Gyrodyne's directors and officers will be available in the proxy statement with respect to the merger when it becomes available. These documents can be obtained free of charge from the sources indicated above.

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